SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          FORM 8-K/A (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 1998
                                                          ---------------

                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

       0-26682                                              11-3199437
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

10 Edison Street East, Amityville, New York                   11701
-------------------------------------------                ----------
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (516) 842-7600

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      In connection with the sale by Technology Flavors & Fragrances, Inc. (the "Company") of substantially all of the assets and certain liabilities relating to its Seasoning Division (the "Division") to Mane-Seafla, Inc. (the "Purchaser"), a subsidiary of Mane USA, Inc., on August 25, 1998, the Company's Current Report on Form 8-K, filed on September 9, 1998, is hereby amended to include the following pro forma financial information which was previously omitted from such Current Report on Form 8-K.

      (b) Pro Forma Financial Information

      The following unaudited pro forma consolidated balance sheet of the Company as of June 30, 1998 and consolidated statements of operations of the Company for the year ended December 31, 1997 and for the six months ended June 30, 1998 have been prepared by adjusting the Company's audited consolidated financial statements contained in the Company's Form 10-KSB for the year ended December 31, 1997 (the "Form 10-KSB") and the unaudited consolidated financial statements in the Company's Form 10-QSB for the six month period ended June 30, 1998 (the "Form 10-QSB") to reflect the sale of the Division on August 25, 1998, as if such transaction had occurred as of June 30, 1998 for the pro forma consolidated balance sheet and as of January 1, 1997 for the pro forma consolidated statements of operations. Such pro forma adjustments are described in the accompanying notes to the pro forma consolidated balance sheet and statements of operations, which should be read in conjunction with such statements. Such pro forma consolidated financial statements should also be read in conjunction with the Company's audited consolidated financial statements appearing in the Form 10-KSB and the Company's unaudited condensed consolidated financial statements appearing in the Form 10-QSB. The pro forma consolidated financial statements do not purport to be indicative of the actual financial position or results of operations of the Company had the sale of the Division actually been consummated on June 30, 1998 and January 1, 1997, respectively, or of the future financial position or results of operations of the Company.


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

                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 1998
                          (in U.S. Dollars) (Unaudited)

                                                                              Pro Forma
                     ASSETS                              As Reported         Adjustments      Pro Forma
Current assets:
   Cash and cash equivalents                            $    407,394    $    (50,000)(a)   $    357,394
   Receivables, net                                        3,816,107        (620,768)(a)      3,195,339
   Inventories                                             3,648,193        (465,786)(a)      3,182,407
   Prepaid expenses and other current assets                  86,713         (20,842)(a)         65,871
                                                        ------------    ------------       ------------

           Total current assets                            7,958,407      (1,157,396)         6,801,011

Fixed assets, net                                          1,154,326        (506,569)(a)        647,757
Intangible assets, net                                     5,237,759      (2,319,827)(a)      2,917,932
Other assets                                                 263,842          (2,000)(a)        383,175
                                                                             275,000 (c)
                                                                            (153,667)(d)
Notes receivable from related parties                        271,165              --            271,165
                                                        ------------    ------------       ------------

           Total assets                                 $ 14,885,499    $ (3,864,459)      $ 11,021,040
                                                        ============    ============       ============

                     LIABILITIES

Current liabilities:
   Accounts payable                                     $  2,343,281    $   (538,420)(a)   $  1,804,861
   Accrued expenses                                          479,467        (165,995)(a)        313,472
   Current portion of long-term debt                         182,210        (150,000)(b)         32,210
                                                        ------------    ------------       ------------

           Total current liabilities                       3,004,958        (854,415)         2,150,543

Long-term debt                                             6,659,992      (3,679,000)(b)      2,092,973
                                                                            (888,019)(a)
Deferred credits                                              40,547         275,000(c)         315,547
                                                        ------------    ------------       ------------
                                                           9,705,497      (5,146,434)         4,559,063

                     STOCKHOLDERS' EQUITY

Common stock, $.01 par value,
   issued 12,374,623 shares                                  123,746              --            123,746
Paid-in capital                                           10,138,161              --         10,138,161
Accumulated deficit                                       (4,886,126)      1,086,196(e)      (3,799,930)
Unearned compensation arising from stock awards             (195,779)        195,779(d)              --
                                                        ------------    ------------       ------------

           Total stockholders' equity                      5,180,002       1,281,975          6,461,977
                                                        ------------    ------------       ------------

           Total liabilities and stockholders' equity   $ 14,885,499    $ (3,864,459)      $ 11,021,040
                                                        ============    ============       ============

                             See Accompanying Notes.

                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 1998

(a) Reflects the sale of the Division's assets to and the assumption of certain Division liabilities by the Purchaser for $5,500,000 in cash less $1,003,454 in principal and interest assumed by the Purchaser which was owed under a promissory note to a former director and executive officer of the Company.

(b) Reflects the reduction of the Company's bank term loan and revolving credit facility from the net cash proceeds of $3,829,000, after deducting closing costs and proceeds placed in escrow to secure certain indemnification obligations of the Company to the Purchaser (the "Escrow").

(c)   Reflects the Escrow.

(d) Reflects the write-off of deferred charges and unearned compensation arising from stock awards associated with the sale of the Division.

(e)   Reflects the net gain on the sale of the Division.

                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997
                                 (in US Dollars)

                                     As             Pro Forma
                                  Reported         Adjustments       Pro Forma
                                  --------         -----------       ---------
Net sales                       $ 23,684,307    $ (5,661,959)(a)   $ 18,022,348
Cost of sales                     14,541,681      (3,527,792)(a)     11,013,889
                                ------------    ------------       ------------

      Gross profit                 9,142,626      (2,134,167)         7,008,459
                                ------------    ------------       ------------

Operating expenses:
   Selling                         3,614,635        (672,870)(a)      2,941,765
   General and administrative      2,553,959        (595,511)(a)      1,958,448
   Research and development        1,928,941        (325,396)(a)      1,603,545
   Amortization expense              980,688        (414,445)(a)        566,243
                                ------------    ------------       ------------

      Total operating expenses     9,078,223      (2,008,222)         7,070,001
                                ------------    ------------       ------------

Income (loss) from operations         64,403        (125,945)           (61,542)
Interest expense, net               (703,721)        472,800(b)        (230,921)
                                ------------    ------------       ------------

Loss before provision for
  income taxes                      (639,318)        346,855           (292,463)
Provision for income taxes            (8,840)             --             (8,840)
                                ------------    ------------       ------------

Net loss                        $   (648,158)   $    346,855       $   (301,303)
                                ============    ============       ============

                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1998
                          (in U.S. Dollars) (Unaudited)

                                        As           Pro Forma
                                     Reported       Adjustments       Pro Forma
                                     --------       -----------       ---------
Net sales                          $ 9,887,150    $(2,697,313)(a)   $ 7,189,837
Cost of sales                        5,853,714     (1,690,163)(a)     4,163,551
                                   -----------    -----------       -----------

      Gross profit                   4,033,436     (1,007,150)        3,026,286
                                   -----------    -----------       -----------

Operating expenses:
   Selling                           1,606,912       (275,706)(a)     1,331,206
   General and administrative        1,211,926       (288,034)(a)       923,892
   Research and development            892,691       (142,939)(a)       749,752
   Amortization expense                446,905       (182,196)(a)       264,709
                                   -----------    -----------       -----------

      Total operating expenses       4,158,434       (888,875)        3,269,559
                                   -----------    -----------       -----------

Loss from operations                  (124,998)      (118,275)         (243,273)
Interest expense, net                 (281,620)       218,300(b)        (63,320)
                                   -----------    -----------       -----------

Loss before provision for
  income taxes                        (406,618)       100,025          (306,593)
Provision for income taxes              (3,460)            --            (3,460)
                                   -----------    -----------       -----------

Net loss                           $  (410,078)   $   100,025       $  (310,053)
                                   ===========    ===========       ===========

                             See Accompanying Notes.

                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
        NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS For the
         Year Ended December 31, 1997 and Six Months Ended June 30, 1998

(a) Reflects the elimination of the sales, cost of sales, selling, general and administrative, research and development and amortization expense relating to the Division. The general and administrative expenses reflect the portion of the Company's total general and administrative expenses attributable to the operating results associated with the Division as determined by management of the Company. Such amounts consist of: travel and entertainment, supplies and a portion of general corporate overhead (i.e. accounting, purchasing and management information systems, etc.) estimated to be attributable to the operations of the Division.

(b) Reflects a reduction in interest expense relating to the debt assumed by the Purchaser and the reduction of the Company's bank debt from the net proceeds of the sale of the Division (see adjustments (a) and (b) to the Pro Forma Condensed Balance Sheet).

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.


Date: November 5, 1998          By: /s/ Joseph A. Gemmo
                                    --------------------------------------------
                                    Joseph A. Gemmo
                                    Vice President and Chief Financial Officer
                                    (Principal Financial Officer and Officer
                                    Duly Authorized to Sign on Behalf of
                                    Registrant)


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